UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 21, 2021

JANEL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Eighth Avenue, New York, New York 10011

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 373-5895

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed by Janel Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on September 27, 2021  to file the information required by Items 9.01(a) and (b) of Form 8-K related to the completion of the previously announced acquisition of the outstanding membership interests of Expedited Logistics and Freight Services, LLC (“ELFS”) and ELFS Brokerage LLC, a wholly-owned subsidiary of ELFS.  Except as otherwise stated above, all other information in the initial Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited combined financial statements of ELFS and its affiliates for the years ended December 31, 2020 and 2019 and unaudited combined financial statements of ELFS and its affiliates for the three and six months ended June 30, 2021 are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Amendment No. 1 to Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial information giving effect to the acquisition of the outstanding membership interests of ELFS and its affiliates is attached as Exhibit 99.3 to this Amendment No. 1 to Form 8-K and incorporated herein by reference:

•	Pro forma balance sheet as of June 30, 2021
•	Pro forma combined statement of operations for the fiscal year ended September 30, 2020
•	Pro forma combined statement of operations for the nine months ended June 30, 2021

(c)	None

(d)	Exhibits.

Exhibit No.	Description

23	Consent of ABIP, CPA’s

99.1	Audited combined financial statements of Expedited Logistics and Freight Services, LLC and affiliates for the years ended December 31, 2020 and 2019

99.2	Unaudited combined financial statements of Expedited Logistics and Freight Services, LLC and affiliates for the three and six months ended June 30, 2021 and 2020

99.3	Unaudited pro forma combined financial information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION
(Registrant)

Date: November 3, 2021	By:	/s/ Dominique Schulte
Name: Dominique Schulte
Title: Chief Executive Officer